As filed with the Securities and Exchange Commission on July 2, 1999
                                                   Registration No. 333-________


                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                              ADOLPH COORS COMPANY
               (Exact name of registrant as specified in its charter)


        Colorado                                              84-0178360
(State or Other Jurisdiction of                            (I.R.S. Employer
Incorporation or Organization)                            Identification No.)

311 10TH STREET
P.O. BOX 4030
GOLDEN, COLORADO                                                 80401-0030
(303) 279-6565                                                   (Zip Code)
(Address of principal executive offices)


                    ADOLPH COORS COMPANY COORS STOCK UNIT PLAN
                              (Full title of plan)


                                                  --WITH A COPY TO--
M. CAROLINE TURNER                                 THOMAS A. RICHARDSON, ESQ.
ADOLPH COORS COMPANY                               HOLME ROBERTS & OWEN LLP
311 10TH STREET                                    1700 LINCOLN STREET
P.O. BOX 4030                                      SUITE 4100
GOLDEN, COLORADO 80401-0030                        DENVER, COLORADO 80203
(303) 279-6565                                     (303) 861-7000
                 (Name and address of agent for service)
        (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE
------------------------------------------------------------------------------

                                                     PROPOSED
                                   PROPOSED          MAXIMUM
                       AMOUNT      MAXIMUM           AGGREGATE    AMOUNT OF
TITLE OF SECURITIES    TO BE       OFFERING PRICE    OFFERING     REGISTRATION
TO BE REGISTERED       REGISTERED  PER SHARE(1)      PRICE(1)     FEE
------------------------------------------------------------------------------
Class B Common Stock   4,000 shares  $ 50.03        $ 200,120.00  $ 55.63
Stock Units            4,000 Units    ------         ----------     ------

-------------
(1)     Calculated pursuant to Rule 457(c) and (h).

                   Form S-8 Pursuant to General Instruction E

This Form S-8 is filed with the Securities and Exchange Commission (the "Commission") pursuant to General Instruction E to Form S-8. The Form S-8 filed with the Commission on June 6, 1995, by Adolph Coors Company (the "Registrant"), File Number 33-59979, is hereby incorporated by reference into this Form S-8. All capitalized terms not defined herein shall have the same meaning as set forth in the June 6, 1995, Form S-8.

The Registrant hereby registers an additional 4,000 shares of the Company's Class B Common Stock and an additional 4,000 Coors Stock Units.


Item 3.  Incorporation of Documents by Reference

The following documents filed by Adolph Coors Company with the Commission are hereby incorporated by reference into this Registration Statement:

(a) The Registrant's annual report on Form 10-K for the year ended December 27, 1998, filed with the Commission on March 29, 1999 (File Number 001-14829); and

(b) The Registrant's quarterly report on Form 10-Q, filed with the Commission on May 12, 1999 (File Number 001-14829); and

(c) The description of Class B Common Stock of the Registrant contained in the Registration Statement on Form 8-A filed with the Commission on February 10, 1999 (File No. 001-14829).

All documents subsequently filed by the Registrant with the Commission pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold, or which deregisters all securities then remaining unsold, shall be deemed to be incorporated be reference in this Registration Statement and to be a part hereof from the date of filing such documents.


Item 8.  Exhibits

5.1        Legality Opinion of Holme Roberts & Owen LLP
23.1       Consent of PricewaterhouseCoopers LLP
23.2       Consent of Holme Roberts & Owen is included in Exhibit 5.1
24.1       Power of Attorney.  See the signature pages hereof.

                                   Signatures

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Golden, Colorado, on the 26th day of May, 1999.


ADOLPH COORS COMPANY



By: /s/ William K. Coors
    William K. Coors
    Chief Executive Officer and President

                                   Signatures
                                Power of Attorney

We, the undersigned officers and directors of Adolph Coors Company hereby severally constitute and appoint, Patricia J. Smith, Timothy V. Wolf, and M. Caroline Turner, and each of them singly, our true and lawful attorneys, with full power to them and each of them singly, to sign for us in our names in the capacities indicated below, all pre-effective and post-effective amendments to this Registration Statement and any abbreviated Registration Statement in connection with this Registration Statement, including but not limited to any Registration Statement filed to register additional Common Stock which may be acquired pursuant to the Adolph Coors Company Coors Stock Unit Plan; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and to sign all documents in connection with the qualification and sale of the Common Stock with Blue Sky authorities and with the New York Stock Exchange; granting unto said attorneys-in-fact full power and authority to perform any other act on behalf of the undersigned required to be done in the premises, hereby ratifying and confirming all that said attorneys-in-fact lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Form S-8 has been signed by the following persons in the capacities and on the dates indicated:

NAME                                   TITLE                      DATE



/s/ William K. Coors        Chairman of the Board,          May 26, 1999
William K. Coors            President, Director,
                            Chief Executive Officer


/s/ Joseph Coors            Vice Chairman of the Board,     May 26, 1999
------------------------
Joseph Coors                Director



/s/ Peter H. Coors          Director                        May 26, 1999
------------------------
Peter H. Coors



/s/ W. Leo Kiely III        Director                        May 26, 1999
------------------------
W. Leo Kiely III



/s/ Luis G. Nogales         Director                        May 27, 1999
------------------------
Luis G. Nogales



/s/ Pamela H. Patsley       Director                        May 27, 1999
------------------------
Pamela H. Patsley



/s/ Wayne R. Sanders        Director                        May 27, 1999
------------------------
Wayne R. Sanders



/s/ Albert C. Yates         Director                        May 28, 1999
------------------------
Albert C. Yates



/s/ Olivia M. Thompson      Vice President, Controller,     May 27, 1999
------------------------    Assistant Treasurer
Olivia M. Thompson



/s/ Timothy V. Wolf         Vice President,                 May 26, 1999
------------------------    Chief Financial Officer
Timothy V. Wolf

                              EXHIBIT INDEX

Exhibit
Number     Description

5.1        Legality Opinion of Holme Roberts & Owen LLP
23.1       Consent of PricewaterhouseCoopers LLP
23.2       Consent of Holme Roberts & Owen is included in Exhibit 5.1
24.1       Power of Attorney.  See the signature pages hereof.

                                                         6